                                  United States
                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                        FIRST AMERICAN INTERNATIONAL FUND

                                                                 August 20, 2007

Dear First American Fund Shareholder:

      You are cordially invited to attend a Special Meeting of the shareholders of First American International Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), which will be held on Thursday, September 27, 2007 at 2:00 p.m., Central time, at the offices of FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402.

      The purpose of the Special Meeting is to ask you to approve a "manager-of-managers" structure for the Fund whereby the Advisor, subject to certain conditions, will be able to hire and replace sub-advisors to the Fund without obtaining shareholder approval. Manager-of-managers authority would allow the Advisor, with the Board's approval, to make changes to Fund sub-advisors and change the terms of sub-advisory agreements without holding a shareholder meeting. This would provide the Advisor and the Board with the flexibility to implement sub-advisor changes or materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval.

      The Board of Directors has approved the proposed manager-of-managers structure, and recommends that you approve this proposal.

      The proxy statement that accompanies this letter contains detailed information on this proposal. I encourage you to read it carefully. You will also find information in a "Question and Answer" format designed to provide answers to some of the questions we anticipate you will have. After you have read the accompanying materials, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person. You may also vote in person at the meeting, or you may vote by telephone or by internet, by following the instructions that appear on the proxy card.

      YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

      We thank you for your continued support of the Fund and urge you to cast your vote as soon as possible.

                                   Sincerely,


                                   /s/ Thomas S. Schreier, Jr.

                                   Thomas S. Schreier, Jr.
                                   President

                 FIRST AMERICAN INTERNATIONAL FUND SHAREHOLDERS

                              IMPORTANT INFORMATION

      While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote to help you understand and vote on the proposals. Your vote is important.

QUESTIONS & ANSWERS

Q:    WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

A: You are being asked to vote on a proposal to approve a "manager-of-managers" structure for the Fund. This structure would allow the Advisor, with the Board's approval, to add or replace sub-advisors to the Fund, or to materially amend existing sub-advisory agreements, without obtaining shareholder approval.

Q:    WHAT IS A MANAGER-OF-MANAGERS STRUCTURE?

A: The Advisor has hired a sub-advisor to manage the assets of the Fund. Under the Fund's current structure, if the Advisor ever believed that the sub-advisor should be replaced, or that an additional sub-advisor should be hired, the Advisor would make a recommendation to the Board, and the Board would be required to convene a shareholder meeting seeking approval of the new sub-advisor. Manager-of-managers authority would allow the Advisor, with the Board's approval, to make changes to Fund sub-advisors and change the terms of sub-advisory agreements without holding a shareholder meeting. The Fund would still be required to obtain shareholder approval of a sub-advisory agreement with any sub-advisor that is considered an affiliated person (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Advisor (other than a sub-advisor that is considered an affiliated person solely by reason of serving as a sub-advisor to the Fund). The Fund has received an order from the Securities and Exchange Commission permitting it, as well as the other funds that are series of FAIF, to operate using a manager-of-managers structure, subject to the prior approval of the respective fund's shareholders.

Q: COULD INVESTMENT ADVISORY FEES BE INCREASED WITHOUT A SHAREHOLDER VOTE IF THE MANAGER-OF-MANAGERS STRUCTURE IS APPROVED?

A: No. Fees paid to sub-advisors are paid directly by the Advisor out of its investment advisory fee; they are not paid by the Fund. Therefore, any change in sub-advisory fees will have no impact on the Fund's expense. Any increase in the investment advisory fee paid to the Advisor by the Fund will continue to require shareholder approval.

Q.    WHAT ARE THE BENEFITS OF A MANAGER-OF-MANAGERS STRUCTURE?

A: A manager-of-managers structure will provide the Advisor and the Board with the flexibility to implement sub-advisor changes or materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval.

Q:    HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THIS PROPOSAL?

A: The Board of Directors believes that the proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board of Directors recommends that you vote "FOR" the proposal.

Q:    WHEN IS MY PROXY DUE?

A: We would like to receive your vote as soon as possible, preferably before the date of the special shareholders meeting on September 27, 2007.

Q:    HOW CAN I VOTE MY PROXY?

A: By phone - please see the voting instructions on your proxy card. Call the toll-free number listed and follow the recorded instructions.

      By internet - please see the voting instructions on your proxy card for the applicable internet address. Once there, enter the control number located on your proxy card.

      By mail - proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

                               TAG Proxy Services
                                  P.O. Box 238
                            Lyndhurst, NJ 07071-9902

      In person - you may submit your proxy in person at the special shareholders meeting to be held on Thursday, September 27, 2007 at 2:00 p.m., Central time, at the offices of the Advisor, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

Q:    WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A: No. FAF Advisors has agreed to pay the costs of this proxy solicitation, as well as the other costs of the special meeting of Fund shareholders.

Q:    WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call First American Investor Services at (800) 677-FUND.

IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY. PLEASE HELP KEEP THE COSTS OF THIS PROXY SOLICITATION REASONABLE BY VOTING TODAY.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                        FIRST AMERICAN INTERNATIONAL FUND

                                   A SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                        TO BE HELD ON SEPTEMBER 27, 2007

      A Special Meeting of shareholders of First American International Fund (the "Fund"), a series of the First American Investment Funds, Inc. ("FAIF"), will be held at the offices of FAF Advisors, Inc. (the "Advisor"), 3rd Floor - Training Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota, at 2:00 p.m., Central time, on Thursday, September 27, 2007. At the Special Meeting, shareholders will be asked to vote on the following proposals:

      1. To authorize a "manager-of-managers" structure for the Fund whereby the Advisor, subject to certain conditions, will be able to add or replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

      2. To transact any other business that properly comes before the Special Meeting.

      Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
PROPOSAL.

      Only shareholders of record as of the close of business on August 10, 2007 may vote at the meeting or any adjournment(s) of the meeting.

      You can vote easily and quickly by toll-free telephone call, by internet, or by mail. Just follow the instructions that appear on your enclosed proxy card. Whether or not you expect to be present at the meeting, please help avoid the cost of a follow-up mailing by voting as soon as possible.

                                           By order of the Board of Directors,

                                           /s/ Kathleen L. Prudhomme

                                           Kathleen L. Prudhomme
                                           Secretary

August 20, 2007
Minneapolis, Minnesota

                        FIRST AMERICAN INTERNATIONAL FUND

                                   A SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                                800 NICOLLET MALL

                          MINNEAPOLIS, MINNESOTA 55402

                                 (800) 677-3863

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                                 PROXY STATEMENT
                                 August 20, 2007

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                         SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 27, 2007

      The Board of Directors (the "Board") of First American Investment Funds, Inc. ("FAIF") is soliciting the enclosed proxy in connection with a special meeting of shareholders of International Fund (the "Fund"), a separate mutual fund series issued by FAIF, to be held on Thursday, September 27, 2007 at 2:00 p.m., and any adjournment of the meeting.

      The special meeting is being held to consider the approval of a "manager-of-managers" structure for the Fund. This structure would allow the Advisor, with the Board's approval, to add or replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval. The Fund has received an order from the Securities and Exchange Commission (the "SEC") permitting it, as well as the other funds that are series of FAIF, to operate using a manager-of-managers structure, subject to the prior approval of the respective fund's shareholders.

      In addition to serving as the Fund's investment advisor, FAF Advisors, Inc. (the "Advisor") also serves as the administrator for the Fund and the Advisor's affiliate, U.S. Bancorp Fund Services, LLC ("USBFS"), serves as the Fund's sub-administrator and transfer agent. Quasar Distributors, LLC ("Quasar"), also an affiliate of the Advisor, is the distributor (principal underwriter) of the Fund's shares. The Advisor is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. Quasar and USBFS are located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

      In order for the shareholder meeting to go forward, there must be a quorum. This means that at least 10% of the Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted.

      If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

      Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

      You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Fund's secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "FOR" the proposal.

      The Advisor will pay all costs of solicitation, including the cost of preparing and mailing the notice of special shareholders meeting and this proxy statement. Representatives of the Advisor, without cost to the Fund, may solicit proxies by means of mail, telephone, or personal calls.

      Only shareholders of record on August 10, 2007 (the "record date"), may vote at the meeting or any adjournment of the meeting. On that date the Fund had 103,952,099 shares issued and outstanding. Each shareholder is entitled to one vote for each share owned on the record date. The number of shares that you may vote is the total number shown on the proxy card accompanying this proxy statement. The proposal to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights.

      At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

      THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO FIRST AMERICAN FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL (800) 677-FUND.

      Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call First American Investor Services at (800) 677-FUND.

      This proxy statement and proxy card were first mailed to shareholders on or about August 22, 2007.

             PROPOSAL : TO APPROVE THE MANAGER-OF-MANAGERS STRUCTURE

BACKGROUND

      The Advisor serves as the investment advisor to the Fund and manages the Fund's business and investment activities, subject to the authority of the Board of Directors. Under the Investment Advisory Agreement between the Advisor and FAIF, the Advisor is authorized to employ, at its own expense, one or more sub-advisors to manage the assets of any series of FAIF. Pursuant to this authority, the Advisor has hired a sub-advisor to manage the assets of the Fund. Where the Advisor delegates portfolio management duties to a sub-advisor, the Investment Company Act of 1940, as amended (the "1940 Act") requires that the sub-advisory agreement between the Advisor and the sub-advisor be approved by Fund shareholders. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval in order to employ a new sub-advisor, replace an existing sub-advisor with a new sub-advisor, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

      In order to provide the Advisor and the Board with the flexibility to implement sub-advisor changes and materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval, the Advisor and FAIF requested and obtained from the SEC an order exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder (the "Order"). Subject to the conditions delineated in the Order, the Order permits the Advisor to enter into new sub-advisory agreements with unaffiliated sub-advisors and change the terms of existing sub-advisory agreements with unaffiliated sub-advisors without first obtaining shareholder approval. In order for the Fund to rely on the Order and operate under a manager-of-managers structure, use of the structure must be approved by a vote of the majority of the Fund's outstanding shares.

DESCRIPTION OF THE MANAGER-OF-MANAGERS STRUCTURE

      Use of a manager-of-managers structure would permit the Advisor, as the Fund's investment manager, to add or replace unaffiliated sub-advisors, and enter into and amend sub-advisory agreements with unaffiliated sub-advisors on behalf of the Fund without shareholder approval. The manager-of-managers arrangement is intended to enable the Fund to operate with greater efficiency and to help the Fund enhance performance by allowing the Advisor to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisors and related sub-advisory agreements. The process of seeking shareholder approval is administratively expensive, and may cause delays in executing changes that the Board and the Advisor have determined are necessary or desirable. In addition, some of the costs of seeking such shareholder approval may be borne by the Fund (and therefore indirectly by the Fund's shareholders). If shareholders approve the proposal authorizing a manager-of-managers structure for the Fund, the Board would be able to act more quickly and with less expense to add or replace unaffiliated sub-advisors, in instances in which the Board and the Advisor believe that the addition or replacement would be in the best interests of the Fund and its shareholders.

      If the proposal is approved by shareholders of the Fund, shareholders will no longer be asked to approve new sub-advisory agreements and amendments to existing sub-advisory agreements with unaffiliated sub-advisors. For example, should the Advisor choose to compensate unaffiliated sub-advisors based on a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index (a "performance-based fee"), rather than the current fixed rate fee structure, shareholders would not be asked to approve such a change. However, the Board will continue to oversee the sub-advisor selection process to help ensure that the interests of shareholders are protected whenever the Advisor would seek to add or replace a sub-advisor or modify a sub-advisory agreement. Specifically, the Board will evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-advisor, the investment performance of the assets managed by the sub-advisor, as well as the sub-advisor's compliance with federal securities laws and regulations. Furthermore, operation of the Fund under a manager-of-managers arrangement does not: (i) permit investment management fees paid by a Fund to the Advisor to be increased without shareholder approval, or (ii) diminish the Advisor's responsibilities to the Fund, including the Advisor's overall responsibility for the portfolio management services furnished by a sub-advisor. If the Advisor negotiates a decrease in the sub-advisory fee paid to any sub-advisor, such a decrease would not affect the investment management fee paid by the Fund to the Advisor. The Advisor would effectively retain more of the investment management fee for itself.

      The Board has been closely monitoring the sub-advisor's performance record and will be considering strategic options in light of the Fund's relative performance. Such options could include replacing the existing sub-advisor, adding one or more additional sub-advisors or continuing to operate without any change in the sub-advisor. If the Board chooses to replace the sub-advisor or add an additional sub-advisor(s) and shareholders have approved the proposal to operate under a manager-of-managers structure, they will not be asked to approve the new sub-advisor(s).

      If the proposal is not approved by the shareholders of the Fund, shareholder approval will continue to be required for the Advisor to enter into new or materially amended sub-advisory agreements with respect to the Fund.

TERMS OF THE ORDER

      Under the terms of the Order, the Advisor and the Fund must comply with a number of conditions imposed by the SEC in order to operate under a manager-of-managers structure, including the following:

      - The approval of the shareholders of the Fund is required before the Fund may operate under the manager-of-managers structure.

      - Within 90 days of hiring any new sub-advisor, Fund shareholders must be furnished all information about the new sub-advisor and sub-advisory contract that would be included in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager-of-managers arrangement, except that, if the Fund has more than one sub-advisor, the Fund may disclose the aggregate compensation to be paid to all sub-advisors, without disclosing separately the specific fees paid to each sub-advisor.

      - A majority of the Board must consist of independent directors, the nomination of additional independent directors must be at the discretion of the then existing independent directors, and the independent directors must be represented by independent legal counsel (as defined in the rules under the 1940 Act).

      - The Advisor may not enter into a sub-advisory agreement with any affiliated sub-advisor without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

      The Order permits the Fund to disclose in its Statement of Additional Information ("SAI") the aggregate compensation paid to sub-advisors, without disclosing separately the specific fees paid to each sub-advisor. Currently, specific fee information is required to be included both in proxy statements relating to approval of a new sub-advisory agreement and in the Fund's SAI. Many sub-advisors charge for advisory services according to a predetermined fee schedule. While sub-advisors may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisors, rather than to each sub-advisor, would encourage sub-advisors to negotiate lower sub-advisory fees with the Advisor.

PROPOSED MANAGER-OF-MANAGERS RULE

      On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act, which essentially would allow all investment companies to utilize a manager-of-managers arrangement without obtaining an exemptive order, subject to a number of conditions substantially similar to those imposed by the Order. The Order will expire on the effective date of Rule 15a-5, if adopted. Thereafter, assuming Fund shareholders have approved the manager-of-managers structure, the Fund will continue to operate under that structure in accordance with Rule 15a-5.

BOARD APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

      At a meeting held February 22, 2006, the Board, including the independent directors, unanimously approved the filing by FAIF and the Advisor of the application for the Order. The Board determined that (i) it would be in the best interest of Fund shareholders for the Board to have the ability, without seeking shareholder approval, to approve the Advisor's entering into and materially amending sub-advisory agreements, inasmuch as this would avoid the expense and delay otherwise associated with adding or changing sub-advisors and with changing contractual arrangements with sub-advisors, and (ii) it would be in the best interest of Fund shareholders for the Fund not to provide specific disclosure to shareholders and prospective shareholders concerning the sub-advisory fees which are paid to individual sub-advisors which are not affiliated with the Advisor, inasmuch as this might enable the Advisor to negotiate discounts from such sub-advisors' "posted" fee rates which would not be available if such disclosure were required. At that same meeting, the Board recommended that shareholders approve the use of a manager-of-managers structure and called a meeting for the purposes of voting on that proposal, contingent upon receipt of the Order.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE MANAGER-OF-MANAGERS STRUCTURE.

VOTE REQUIRED FOR APPROVAL

      Approval of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (i) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

      As of August 10, 2007, the officers and directors of the Fund, as a group, owned less than 1% of each class of shares of the Fund. As of that date, the following persons were known to Fund management to be the beneficial owners of 5% or more of any class of shares of the Fund.

--------------------------------------- ------------ ----------------- ----------------------
Name and Address                                        Number of
of Beneficial Owner                        Class       Shares Owned      Percent of Class
--------------------------------------- ------------ ----------------- ----------------------
MUGGS & CO                                   A         193,008.381               5.84%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787
--------------------------------------- ------------ ----------------- ----------------------
RONNIE D BUBAR FBO                           R            129.361               55.13%
SUBARU OF GRAND JUNCTION 401K
2496 HIGHWAY 6 AND 50
GRAND JCT, CO  81505-1108
--------------------------------------- ------------ ----------------- ----------------------
MG TRUST CO CUST FBO                         R            99.302                42.32%
GARY BROWN
700 17TH ST STE 300
DENVER, CO  80202-3531
--------------------------------------- ------------ ----------------- ----------------------
CAPINCO                                      Y         45,395,504.946           45.63%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787
--------------------------------------- ------------ ----------------- ----------------------
BAND & CO                                    Y         31,104,296.659           31.26%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787
--------------------------------------- ------------ ----------------- ----------------------
WASHINGTON & CO                              Y         13,668,734.190           13.74%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787
--------------------------------------- ------------ ----------------- ----------------------
US BANK TR                                   Y          6,113,870.061            6.15%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL,  MN  55107-2575
--------------------------------------- ------------ ----------------- ----------------------

                    ADDITIONAL INFORMATION ABOUT THE ADVISOR

      The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2007, the Advisor and its affiliates had more than $110.1 billion in assets under management, including investment company assets of more than $90.9 billion. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At June 30, 2007, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $222.5 billion, consolidated deposits of more than $119.7 billion and shareholders' equity of $20.3 billion.

                              SHAREHOLDER PROPOSALS

      The Fund is not required to hold annual shareholder meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                        By order of the Board of Directors,


                                        /s/ Kathleen L. Prudhomme

                                        Kathleen L. Prudhomme
                                        Secretary
August 20, 2007

(FIRST AMERICAN FUNDS LOGO)                                           PROXY CARD

                        FIRST AMERICAN INTERNATIONAL FUND

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Kathleen L. Prudhomme and Jeffery
M. Wilson, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of International Fund (the "Fund") held by the undersigned on August 10, 2007, at a special shareholder meeting of the Fund, to be held at the offices of FAF Advisors, Inc., located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on September 27, 2007, at 2:00 p.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the notice of special meeting and the accompanying proxy statement is hereby acknowledged.

                        Note: Please sign exactly as your name appears on this
                        proxy. When signing in a fiduciary capacity, such as
                        executor, administrator, trustee, attorney, guardian,
                        etc., please so indicate. Corporate and partnership
     [ADDRESS LINE 1]   proxies should be signed by an authorized person
     [ADDRESS LINE 2]   indicating the person's title.
     [ADDRESS LINE 3]
     [ADDRESS LINE 4]
     [ADDRESS LINE 5]   --------------------------------------------------------
     [ADDRESS LINE 6]   Signature           (Title if Applicable)           Date
     [ADDRESS LINE 7]

                        --------------------------------------------------------
                        Signature             (if held jointly)             Date

--------------------------------------------------------------------------------
                                  - FOLD HERE -

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

1. Internet: Log on to www.myproxyonline.com. Make sure to     Control Number:
             have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Dial toll-free 1-866-458-9861 and follow the      Check Digit:
   Phone: automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: "TAG ID"                                                   CUSIP: "CUSIP"

                                                                      PROXY CARD

                        FIRST AMERICAN INTERNATIONAL FUND

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2007

This proxy will be voted as instructed on the matter set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" such item. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1. To authorize a "manager-of-managers" structure for the Fund whereby FAF Advisors, Inc. will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

                    FOR            AGAINST            ABSTAIN
                    [ ]              [ ]                [ ]

WE THANK YOU FOR YOUR CONTINUED SUPPORT OF THE FUND AND URGE YOU TO CAST YOUR VOTE AS SOON AS POSSIBLE.

"Scanner Bar Code"

TAGID:                                                            CUSIP: